Tax Receivable Agreement and Income Taxes - Schedule of deferred tax assets, operating loss carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Tax Receivable Agreement and Income Taxes [Abstract]
Net operating loss carryforwards	$ 1,454	$ 280
Partnership basis difference and other	6,255	6,312
Total deferred tax assets	7,709	6,592
Valuation allowance	(7,709)	(460)
Deferred Tax Assets, Net, Total	$ 0	$ 6,132